Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2008 of The Industry Leaders® Fund (the “Registrant”).

I, Gerald P. Sullivan, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1.               the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2.               the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gerald P Sullivan
Gerald P Sullivan
Chief Financial Officer, CCO

March 12, 2009

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2008 of The Industry Leaders® Fund (the “Registrant”).

I, Virginia M. Dawson, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.               the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2.               the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2009

/s/ Virginia M. Dawson
Virginia M. Dawson
President, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.